Exhibit 10.2

AMENDMENT TO REAL ESTATE PURCAHSE AND SALE AGREEMENT

THIS AMENDMENT TOREAL ESTATE PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into as of December 14, 2017, by and between Southeast Equity Properties, LLC, JHB1 Properties, LLC, TWH of Alabama, LLC, Robert E Lee Living Trust, Vulcan Pacific, LLC, USA Regrowth Fund, LLC, Novato Ventures, LLC, Besaid, LLC, Thrive SF Capital Group, LLC, JMZ Partners, LLC, Capital Concepts NW, LLC, BP Fund, LLC (collectively, “Seller”), and REVEN HOUSING REIT, INC., a Maryland corporation (“Buyer”).

RECITALS:

WHEREAS, Seller and Buyer entered into that certain Real Estate Purchase and Sale Agreement October 12, 2017 (the “Contract”), pursuant to which Seller agreed to sell to Buyer certain real property consisting of 40 single family homes in the State of Alabama, as more particularly described in the Contract, together with all of the improvements and structures located thereon, any heating and ventilating systems and other fixtures located therein or thereon, and all rights, interests, benefits, privileges, easements and appurtenances to the land and the Improvements, if any (collectively, the “Premises”); and

WHEREAS, Seller and Buyer desire to amend the Contract in certain respects, all as more particularly described hereinbelow.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in the Contract, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties, Seller and Buyer hereby agree as follows:

1.        The Contract is hereby amended to provide that the Due Diligence Period shall expire on January 31, 2018.

2.       The Contract is hereby amended to provide that the Closing Date shall occur on January 31, 2018.

3.       All capitalized terms found in the Contract shall have the same meaning when used in this Amendment. This Amendment may be executed by facsimile or electronic signatures, which for all purposes shall be deemed to constitute originals. In addition, this Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

4.       Except as amended hereby, all terms and provisions of the Contract are and remain in full force and effect as therein written and are reinstated, ratified, and/or confirmed if and to the extent required to affirm the continuing validity of the Contract.

5.       In the event of a conflict between the terms of this Amendment and those of the Contract, the terms of this Amendment shall govern and control.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

[SIGNATURE PAGES FOLLOW]

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[Signature Pages for Seller]

SOUTHEAST EQUITY PROPERTIES, LLC, an Alabama limited liability company

By:	/s/ Justin Harrison
Name:	Justin Harrison
Title:	Owner/Member

JHB1 Properties, LLC, an Alabama limited liability company

By:	/s/ Justin Harrison
Name:	Justin Harrison
Title:	Owner/Member

TWH of Alabama, LLC, an Alabama limited liability company

By:	/s/ Justin Harrison
Name:	Justin Harrison
Title:	Owner/Member

Robert E ee Living Trust, a trust formed under the laws of the State of California

By:	/s/ Jeff Welles
Name:	Jeff Welles
Title:	Trustee

Vulcan Pacific, LLC, a California limited liability company

By:	/s/ Jeff Welles
Name:	Jeff Welles
Title:	Managing Member

USA Regrowth Fund, LLC, an Alabama limited liability company

By:	/s/ Jay Hinrichs
Name:	Jay Hinrichs
Title:	Owner

Novato Ventures, LLC, an Alabama limited liability company

By:	/s/ Jay Hinrichs
Name:	Jay Hinrichs
Title:	Owner

Besaid, LLC, an Alabama limited liability company

By:	/s/ Jay Hinrichs
Name:	Jay Hinrichs
Title:	Owner

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Thrive SF Capital Group, LLC, an Alabama limited liability company

By:	/s/ Jay Hinrichs
Name:	Jay Hinrichs
Title:	Owner

JMZ Partners, LLC, an Alabama limited liability company

By:	/s/ Jay Hinrichs
Name:	Jay Hinrichs
Title:	Owner

Capital Concepts NW, LLC, an Alabama limited liability company

By:	/s/ Jay Hinrichs
Name:	Jay Hinrichs
Title:	Owner

BP Fund, LLC, an Alabama limited liability company

By:	/s/ Jay Hinrichs
Name:	Jay Hinrichs
Title:	Owner

[End of Signature Pages of Seller]

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[Signature Page for Buyer]

REVEN HOUSING REIT, INC.,
a Maryland corporation

By:	/s/ Chad Carpenter
Chad Carpenter
Chief Executive Officer

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